EXHIBIT 10.21

Execution Version

FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of March 30, 2020 between SEQUENTIAL BRANDS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto, and WILMINGTON TRUST, NATIONAL ASSOCIATION, as administrative agent and collateral agent (the “Agent”), in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are party to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2016 (as amended, restated, supplemented or modified and in effect as of the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended hereby, the “Amended Credit Agreement”);

WHEREAS, the Borrower, the Guarantors, the Required Lenders and the Agent (at the direction of the Required Lenders) have agreed to amend the Existing Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained, the parties hereto hereby agree as follows:

1.         Incorporation of Terms.   All capitalized terms not otherwise defined herein shall have the same meaning as in the Amended Credit Agreement.

2.         Representations and Warranties.  The Borrower hereby represents and warrants that (i) no Default or Event of Default exists under the Existing Credit Agreement or under any other Loan Document on and as of the date hereof, and (ii) after giving effect to this Amendment, all representations and warranties contained in the Amended Credit Agreement and the other Loan Documents are true and correct, in all material respects, on and as of the date hereof, except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and (ii) in the case of any representation and warranty qualified by materiality, they shall be true and correct in all respects.

3.         Amendments to Existing Credit Agreement.

a.          Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following new definitions in appropriate alphabetical order:

“BoA Consent” shall have the meaning set forth in Section 6.19 hereto.

“Fourth Amendment” means that certain Fourth Amendment to Third Amended and Restated Credit Agreement dated as of March 30, 2020.

“Fourth Amendment Effective Date” means the date that all conditions precedent as set forth in Section 4 of the Fourth Amendment have been satisfied.

b.            Section 1.01 of the Existing Credit Agreement is hereby amended by amending and restating the definitions of “Consolidated First Lien/First Out Leverage Ratio” and “Consolidated Total Leverage Ratio”, each in their entirety as follows:

“Consolidated First Lien/First Out Leverage Ratio” means, as of any date of determination, the ratio of (a) the Indebtedness in respect of the BoA Facility on such date to (b) Consolidated EBITDA for the trailing twelve months then ending. For purposes of calculating the Consolidated First Lien/First Out Leverage Ratio, unrestricted cash equivalents and cash and cash equivalents restricted in favor of the Agent or the BoA Agent pursuant to one or more Blocked Account Agreements, in an aggregate amount not to exceed $5,000,000 (or, solely with respect to any such calculation for the Fiscal Quarter ending March 31, 2020, an aggregate amount not to exceed $10,000,000), will in each case be excluded from Indebtedness.

“Consolidated Total Leverage Ratio” means, as of any date of determination, the ratio of (a) Consolidated Total Indebtedness on such date to (b) Consolidated EBITDA for the trailing twelve (12) months then ending. For purposes of calculating the Consolidated Total Leverage Ratio, unrestricted cash equivalents and cash and cash equivalents restricted in favor of the Agent or the BoA Agent pursuant to one or more Blocked Account Agreements, in an aggregate amount not to exceed $5,000,000 (or, solely with respect to any calculation for the Fiscal Quarter ending March 31, 2020, an aggregate amount not to exceed $10,000,000), will in each case be excluded from Indebtedness.

c.            Subject to the Agent’s receipt of the BoA Consent (as defined below), Section 2.06(a) of the Existing Credit Agreement shall be amended and restated in its entirety as follows:

(a)        In addition to the mandatory prepayment provisions set forth in Section 2.04 above, commencing on September 30, 2020 (and, for the avoidance of doubt, no such mandatory prepayments under this clause (a) shall be required to be made from the Fourth Amendment Effective Date until September 30, 2020), the Borrower shall repay the Initial Term Loan in an amount equal to $2,075,000 on each of March 31, June 30, September 30 and December 31 of each calendar year.

d.            Article VI of the Existing Credit Agreement is hereby amended by adding the following new Section 6.19:

Section 6.19     BoA Consent.

Borrower and the Loan Parties hereby agree to use their commercially reasonable efforts to obtain the consent of the BoA Agent and the Required Lenders (as defined in the BoA Facility), in form and substance reasonably satisfactory to the

Required Lenders, under Section 5.2(b) of the Intercreditor Agreement to the amendments and modifications to the Credit Agreement set forth in Section 3(c) of the Fourth Amendment (the “BoA Consent”).

4.         Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent has been fulfilled to the satisfaction of the Agent (at the direction of the Required Lenders):

a.          This Amendment shall have been duly executed and delivered by the Borrower, the other Loan Parties, and the Required Lenders, and the Agent shall have received evidence thereof.

b.         The Agent shall have received a duly executed Side Letter, dated as of the date hereof, by and among the Borrower, the Agent and the Lenders party thereto (the “Side Letter”).

c.          All action on the part of the Borrower and the other Loan Parties necessary for the valid execution, delivery and performance by the Borrower and the other Loan Parties of this Amendment and the other Loan Documents shall have been duly and effectively taken.

d.         After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

e.          The Borrower shall have paid in full all fees and expenses of the Agent (including the reasonable and documented fees and expenses of counsel for the Agent) due and payable on or prior to the Fourth Amendment Effective Date, and in the case of expenses, to the extent invoiced at least one (1) Business Day prior to the Fourth Amendment Effective Date.

5.         [Reserved].

6.         Binding Effect.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their heirs, representatives, successors and assigns.

7.         Reaffirmation of Obligations.  The Borrower hereby ratifies the Loan Documents and acknowledges and reaffirms (a) that it is bound by all terms of the Loan Documents applicable to it and (b) that it is responsible for the observance and full performance of its respective Obligations.

8.         Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Amended Credit Agreement.

9.         Multiple Counterparts.   This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy, pdf or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.

10.       Governing Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11.       Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis.

12.       Agent Authorization.  Each of the undersigned Lenders hereby authorizes Agent to execute and deliver this Amendment and the Side Letter on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as of the date first above written.

BORROWER:

SEQUENTIAL BRANDS GROUP, INC.

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

GUARANTORS:

SQBG, INC.

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

SEQUENTIAL LICENSING, INC.

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

WILLIAM RAST LICENSING, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

HEELING SPORTS LIMITED

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

B®AND MATTER, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

SBG FM, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

SBG UNIVERSE BRANDS, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

GALAXY BRANDS LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

THE BASKETBALL MARKETING COMPANY, INC.

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

AMERICAN SPORTING GOODS CORPORATION

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

LNT BRANDS LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

JOE’S HOLDINGS LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

GAIAM BRAND HOLDCO, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

GAIAM AMERICAS, INC.

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

SBG-GAIAM HOLDINGS, LLC

By:	/s/ David Conn
Name:	David Conn
Title:	Chief Executive Officer

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:	/s/ David Bergstrom
Name:	David Bergstrom
Title:	Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

LENDERS:

FS KKR CAPITAL CORP.

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

FS KKR MM CLO 1 LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DARBY CREEK LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

FS KKR CAPITAL CORP. II

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

DUNLAP FUNDING LLC

By:	/s/ Jessica Woolf
Name:	Jessica Woolf
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

APOLLO CENTRE STREET PARTNERSHIP, L.P.

By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner
By:	Apollo Centre Street Advisors (APO DC‐GP), LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO UNION STREET PARTNERS, L.P.

By:	Apollo Union Street Advisors, L.P., its General Partner
By:	Apollo Union Street Capital Management, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO KINGS ALLEY CREDIT FUND, LP

By:	Apollo Kings Alley Credit Advisors, L.P., its general partner
By:	Apollo Kings Alley Credit Capital Management, LLC, its general partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By:	Apollo Moultrie Credit Fund Management, LLC, its investment manager

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]

APOLLO TACTICAL VALUE SPN INVESTMENTS, L.P.

By:	Apollo Tactical Value SPN Advisors (APO DC), L.P., its General Partner
By:	Apollo Tactical Value SPN Capital Management (APO DC-GP), LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

APOLLO INVESTMENT CORPORATION

By:	Apollo Investment Management, L.P., as Advisor
By:	ACC Management, LLC, as its General Partner

By:	/s/ Joseph D. Glatt
Name:	Joseph D. Glatt
Title:	Vice President

[Signature Page to Fourth Amendment to Third Amended and Restated Credit Agreement]